EXHIBIT 10.01

                                                   EXECUTION COPY


                 SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of April 14, 1997 by and among Alta Gold Co., a Nevada corporation, with corporate offices located at 601 Whitney Ranch Road, Suite 10, Henderson, Nevada 89014 (the "COMPANY"), and each of the purchasers set forth on the signature pages hereto (the "BUYERS").

     WHEREAS:

A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

B. The Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, convertible debentures of the Company, in the form attached hereto as EXHIBIT "A", in the aggregate principal amount of Ten Million Dollars ($10,000,000), convertible into shares of common stock, par value $.001 per share, of the Company (the "COMMON STOCK"), upon the terms and subject to the limitations and conditions set forth in such debentures;

C. Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such convertible debentures of the Company in the principal amount set forth immediately below its name on the signature pages hereto; and

D. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as
EXHIBIT "B" (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder and applicable state securities laws;


     NOW THEREFORE, the Company and each of the Buyers (severally and not jointly) hereby agree as follows:

     1.   PURCHASE AND SALE OF DEBENTURES.

           a. PURCHASE OF DEBENTURES. The Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company such principal amount of convertible debentures as is set forth immediately below such Buyer's name on the signature pages hereto (collectively, together with any debenture(s) issued in replacement thereof in accordance with the terms thereof, the "DEBENTURES") for an aggregate principal amount of Ten Million Dollars ($10,000,000).

           b. FORM OF PAYMENT. On the Closing Date (as defined below), (i) each Buyer shall pay the purchase price for the Debentures to be issued and sold to it (the "PURCHASE PRICE") by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of the Debentures in the principal amount equivalent to the Purchase Price, and (ii) the Company shall deliver such Debentures duly executed on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

           c. CLOSING DATE. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and
Section 7 below, the date and time of the issuance and sale of the Debentures pursuant to this Agreement (the "CLOSING DATE") shall be 12:00 noon Eastern Standard Time on April 14, 1997 or, such other mutually agreed upon time. The closing shall occur on the Closing Date at the offices of Ballard Spahr Andrews & Ingersoll, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania.

     2.   BUYER'S REPRESENTATIONS AND WARRANTIES.

      Each Buyer severally represents and warrants to the Company that:

           a. INVESTMENT PURPOSE. As of the date hereof, the Buyer is purchasing the Debentures and the shares of Common Stock issuable upon conversion thereof (the "CONVERSION SHARES" and, collectively with the Debentures, the "SECURITIES") for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the 1933 Act and any applicable state securities laws and/or that are registered under the 1933 Act and any applicable state securities laws.

           b. ACCREDITED INVESTOR STATUS. The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D and has such knowledge and experience in financial and business matters that Buyer is capable of evaluating the merits and risks of the prospective investment, which risks are substantial.

           c. RELIANCE ON EXEMPTIONS. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

           d. INFORMATION. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Buyer believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk.

           e. GOVERNMENTAL REVIEW. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

           f.    TRANSFER OR RESALE.  The Buyer understands  that
(i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any applicable state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Buyer shall have delivered to the Company or its transfer agent an opinion or other similar letter of counsel (which opinion or letter shall be reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration under the 1933 Act and any state securities laws, sold pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule) or sold or transferred to an affiliate of Buyer pursuant to a valid exemption from the registration requirements of the 1933 Act; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said rule and further, if said rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933
Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and
(iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement).

            g. LEGENDS. The Buyer understands that the Debentures and, until such time as the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or may be sold without restriction pursuant to Rule 144(k) (or any successor rule thereto) under the 1933 Act, the Conversion Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act and any applicable state securities laws or unless sold pursuant to Rule 144 under said Act."

      The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) the sale of such Security is covered by an effective registration statement under the 1933 Act, or (b) such holder provides the Company or its transfer agent with an opinion or other similar letter of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act and any applicable state securities laws or that such Security can be sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable securities law.

          h. AUTHORIZATION; ENFORCEMENT. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their terms.

           i.    RESIDENCY.   The  Buyer is  a  resident  of  the
jurisdiction set forth immediately below such Buyer's name on the signature pages hereto.

           j. APPROVAL OF FOREIGN AGENCIES. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Buyer do not currently require any approval or consent on the part of, or to make any filing or to apply for any registration or qualification with, any court or governmental agency or any regulatory or self-regulatory agency in any jurisdiction outside of the United States applicable to the Buyer the failure of which to obtain would have a Material Adverse Effect (as defined in Section 3(a)).

           k. NO GENERAL SOLICITATION. To the knowledge of the Buyer, the Securities were not offered to Buyer through any form of general solicitation or general advertising, including, without limitations, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to each Buyer that:

           a. ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not own or control any Subsidiaries (as defined below). The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse
Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on the operations, assets, financial condition or prospects of the Company or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "SUBSIDIARIES" means any corporation or other organization, whether incorporated or unincorporated, (i) of which (a) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by the Company or
(b) the Company is a general partner or (ii) which is controlled, directly or indirectly, by the Company (through ownership of securities, by contract or otherwise).

           b. AUTHORIZATION; ENFORCEMENT. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Debentures, and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and the Debentures by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Debentures and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors, or its stockholders is required,
(iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement and the Debentures, each of such instruments will constitute, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

           c. CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (i) 60,000,000 shares of Common Stock of which 29,043,692 shares are issued and outstanding, 2,176,509 shares are reserved for issuance pursuant to the Company's stock option plans, 1,975,700 shares are reserved for issuance pursuant to securities (other than the Debentures) exercisable for, or convertible into or exchangeable for shares of Common Stock and 5,808,738 shares are reserved for issuance upon conversion of the Debentures (subject to adjustment pursuant to the Company's covenant set forth in Section 4(h) below); and (ii) no shares of preferred stock have been authorized, issued or are outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in SCHEDULE 3(C) and as provided by this Agreement, as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls, rights of first refusal or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the 1933 Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to securityholders) that will be triggered by the issuance of the Debentures or Conversion Shares. The Company has furnished to the Buyer true and correct copies of the Company's Restated Articles of Incorporation as in effect on the date hereof ("ARTICLES OF INCORPORATION"), the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive or Chief Financial Officer on behalf of the Company as of the Closing Date.

           d. ISSUANCE OF SHARES. The Debentures and the Conversion Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement (including the issuance of the Conversion Shares upon conversion of the Debentures) will be validly issued, fully paid and non-
assessable,  and  free  from all taxes, liens  and  charges  with respect to the issue thereof and will not be subject to preemptive rights or other similar rights of stockholders of the Company. The term Conversion Shares includes the shares of Common Stock issuable upon conversion of the Debentures, including without limitation, shares issuable in respect of the conversion of principal and interest thereunder and such additional shares, if any, as are issuable as a result of the events described in Section 2(b) of the Registration Rights Agreement. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Conversion Shares upon conversion of the Debentures.

            e. NO CONFLICTS. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Debentures by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) result in  a  violation of the Articles of Incorporation or  By-laws  or
(ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The Company is not in violation of its Articles of Incorporation, By-laws or other organizational documents and the Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under, and the Company has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for involuntary violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or the Debentures in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the Nasdaq National Market ("NASDAQ-NMS") and does not reasonably anticipate that the Common Stock will be delisted by the Nasdaq-NMS in the foreseeable future.

            f. SEC DOCUMENTS, FINANCIAL STATEMENTS. Since December 31, 1995, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the
Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has delivered to each Buyer true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1996 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

           g. ABSENCE OF CERTAIN CHANGES. Since December 31, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in the SEC Documents.

           h. ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company that could have a Material Adverse Effect. SCHEDULE 3(H) contains a complete list and summary description of any pending or threatened proceeding against or affecting the Company, without regard to whether it would have a Material Adverse Effect.

           i. PERMITS, PATENTS, COPYRIGHTS, ETC. Except as set forth on SCHEDULE 3(I), the Company has all required federal, state and other permits and licenses necessary to conduct its current mining operations described in the SEC Documents except those, the failure of which to obtain, that would not have a Material Adverse Effect. The Company owns or possesses the requisite licenses or rights to use all patents, patent rights, inventions, know-how, trade secrets, trademarks, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated (and, except as set forth in SCHEDULE 3(I) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened which challenges the right of the Company with respect to any patents, patent rights, licenses, inventions, know-how, trademarks, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated (and, except as set forth in SCHEDULE 3(I) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the Company's current and intended products, services and processes do not infringe on any patents, patent rights, licenses, inventions, know-how, trademarks, service marks, service names, tradenames, copyrights or other rights held by any person; and the Company is unaware of any facts  or  circumstances which might give  rise  to  any  of  the foregoing. Set forth on EXHIBIT "C" are additional representations and warranties of the Company regarding its
mining  operations.   Such  representations  and  warranties  are
incorporated in and made a part of this Section 3(i). The reference to patents and patent rights in this Section 3(i) (other than those described in EXHIBIT "C") refers to intellectual property rights and not to patented mining rights.

          j. NO MATERIALLY ADVERSE CONTRACTS, ETC. The Company is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which, in the judgment of the Company's officers, has or is expected in the future to have a Material Adverse Effect. The Company is not a party to any contract or agreement which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect.

          k. TAX STATUS. Except as set forth on SCHEDULE 3(K), the Company has made or filed all federal and state income and all other tax returns, reports and declarations required to be made or filed at or prior to the date of this Agreement by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations to the extent that such taxes, assessments or charges have become due at or prior to the date of this Agreement, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

           l. CERTAIN TRANSACTIONS. Except (i) as disclosed in the SEC Documents, (ii) for transactions which would not be required to be disclosed in the SEC Documents pursuant to SEC rules and regulations, (iii) for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and (iv) for the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

           m. DISCLOSURE. All information relating to or concerning the Company set forth in this Agreement and provided to the Buyers pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

           n. ACKNOWLEDGMENT REGARDING BUYERS' PURCHASE OF DEBENTURES. The Company acknowledges and agrees that the Buyers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Buyers' purchase of the Debentures. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

           o. NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyers. To the knowledge of the Company, the issuance of the Securities to the Buyers will not be integrated with any other issuance of the Company's securities which requires stockholder approval under the rules of the Nasdaq Stock Market.

          p. NO BROKERS. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with Monetary Advancement Int'l, Inc., whose commissions and fees will be paid for by the Company.

           q. NO GENERAL SOLICITATION. To the knowledge of the Company, the Securities were not offered to Buyer through any form of general solicitation or general advertising, including, without limitations, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     4.   COVENANTS.

           a. BEST EFFORTS. The parties shall use their best efforts to satisfy timely each of the conditions described in
Section 6 and 7 of this Agreement.

          b. FORM D; BLUE SKY LAWS. The Company agrees to file a Form D with respect to the Securities as required under Regulation D. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification).

           c. REPORTING STATUS; ELIGIBILITY TO USE FORM S-3. The Company's Common Stock is registered under Section 12(g) of the 1934 Act. So long as any Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and
regulations  thereunder  would  permit  such  termination.    The
Company currently meets, and will take all necessary action to continue to meet, the "registrant eligibility" requirements set
forth  in  the  general instructions to Form  S-3.   The  Company
currently meets the "registrant eligibility" requirements for primary issuances set forth in the general instructions to Form S-3.

           d. USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Debentures (less fees and expenses) in the manner set forth in SCHEDULE 4(D) attached hereto and made a part hereof.

          e. ADDITIONAL EQUITY CAPITAL; RIGHT OF FIRST REFUSAL. Subject to the exceptions described below, the Company agrees that during the period beginning on the date hereof and ending one hundred eighty (180) calendar days following the Closing Date (the "LOCK-UP PERIOD"), the Company will not, without the prior written consent of the holders of the majority of the Outstanding Principal Amount (as defined in the Registration Rights Agreement) of the Debentures negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component). In addition, subject to the exceptions described below, the Company will not conduct any equity financing (including debt with an equity component) ("FUTURE OFFERINGS") during the period beginning on the first day immediately following the Lock-Up Period and ending on the 12-month anniversary of the Closing Date unless it shall have first delivered to each Buyer, at least ten (10) calendar days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing each Buyer an option during the ten (10) calendar day period following delivery of such notice to purchase its pro rata share (based on the ratio that the principal amount of Debentures purchased by it hereunder bears to the aggregate principal amount of Debentures purchased hereunder) of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this and the immediately preceding sentence are collectively referred to as the "CAPITAL RAISING LIMITATIONS"). If one or more Buyers chooses not to exercise such option, the other Buyers will be provided the option to purchase such nonparticipation Buyer's or Buyers', as the case may be, pro rata share or shares. The Capital Raising Limitations shall not apply to any transaction involving (i) issuances of common stock in a "best efforts" underwritten public offering which remains open for a period not exceeding three (3) months from the date of its commencement or in a firm commitment underwritten public offering (which best efforts or firm commitment underwritten public offering shall not constitute a continuous offering of securities pursuant to Rule 415 under the 1933 Act) or (ii) issuances of securities in connection with a merger, consolidation or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company. The Capital Raising Limitations also shall not apply to the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by a majority of the Company's disinterested directors or a majority of the Company's disinterested stockholders, under any bona fide employment agreements of the Company which relate to full-time employment and have been approved by a majority of disinterested directors of the Company or pursuant to project or debt financing arrangements, provided that any issuances of securities pursuant to such project or debt financing arrangements shall not permit registration of such securities for a period of six (6) months from the end of the Lock-Up Period.

           f. EXPENSES. The Company shall reimburse Rose Glen Capital Management, L.P. ("RGC") for all expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses. The Company's obligation to reimburse RGC's expenses under this Section 4(f) shall be limited to Thirty Thousand Dollars ($30,000); PROVIDED, HOWEVER, that the Company shall not be required to reimburse RGC for such expenses if RGC terminates this Agreement or the Registration Rights Agreement other than by reason of any intentional misstatement or misconduct of the Company or any breach of any of the Company's representations or warranties hereunder or in the Registration Rights Agreement or the failure of the Company to perform any of its covenants or agreements hereunder or in the Registration Rights Agreement.

          g. FINANCIAL INFORMATION. The Company agrees to send the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the Securities: (i) within ten (10) calendar days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statement (to the extent that such registration statement is publicly available); and (ii) within one (1) calendar day after release, copies of all press releases issued by the Company.

           h. RESERVATION OF SHARES. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Debentures and issuance of the Conversion Shares in connection therewith (based on the Conversion Price of the Debentures in effect from time to time). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of the Debentures without the consent of each Buyer, which consent will not be unreasonably withheld; PROVIDED, HOWEVER, that the number of shares of Common Stock reserved for issuance upon conversion of the Debentures may be increased or reduced without the consent of any of the Buyers to reflect stock dividends or splits, recapitalizations, mergers, consolidations, spin-offs, reorganizations, combinations or exchanges of shares or other similar changes in the capital structure of the Company. The Company shall use its best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than two (2) times the number that is then actually issuable upon full conversion of the Debentures (based on the Conversion Price of the Debentures in effect from time to time).

           i. LISTING. The Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Debentures. The Company will take all action necessary to obtain and maintain the listing and trading of its Common Stock on the Nasdaq-NMS, the Nasdaq SmallCap Market ("NASDAQ SMALLCAP"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

            j.     CORPORATE  EXISTENCE.   So  long  as  a  Buyer
beneficially owns any Debentures, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the Nasdaq-NMS, Nasdaq SmallCap, NYSE or AMEX.

           k. SOLVENCY. The Borrower (both before and after giving effect to the transactions contemplated by this Agreement) is solvent (I.E., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Borrower has no information that would lead it to reasonably conclude that the Borrower would not have, nor does it intend to take any action that would impair, its ability to pay its debts from time to time incurred in connection therewith as such debts mature; PROVIDED, HOWEVER that the Holder hereby acknowledges (i) that the

Borrower does not currently have funds reserved specifically for repayment of the Debentures and (ii) that the Borrower expects all amounts payable under the Debentures to be converted into Common Stock in accordance with Article I thereof.

     5.   TRANSFER AGENT INSTRUCTIONS.

      The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Buyer or its nominee, for the Conversion Shares in such amounts as specified from time to time by each Buyer to the
Company (which amounts are subject to verification by the Company) upon proper conversion of the Debentures (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). Prior to registration of the Conversion Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in
Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares, prior to registration of the Conversion Shares under the 1933 Act), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable securities laws upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel, reasonably satisfactory to the Company in form, substance and scope, that registration of a resale by such Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers, by obliterating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

      The obligation of the Company hereunder to issue and sell the Debentures to the Buyers or any of them at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion (the obligation of the Company to issue and sell the Debentures to any Buyer hereunder is distinct and separate from its obligation to issue and sell Debentures to any other Buyer hereunder and any failure by one or more Buyers to fulfill the conditions set forth herein or to consummate the purchase of

Debentures  hereunder  will  not  relieve  the  Company  of   its
obligations with respect to any other Buyer except as provided in
Section 6(c)):

           a. The applicable Buyer shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

           b. The applicable Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

           c.    The  aggregate amount of the Purchase  Price  or
subscriptions received by the Company from all Buyers shall be Ten Million Dollars ($10,000,000) and, in the event that subscriptions for less than $10,000,000 is received by the Company for the purchase of the Debentures, the Company will return to the Initial Investors who have wired funds to the Company all of the funds received.

            d. The representations and warranties of the applicable Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date. The Company shall have received a certificate, executed by each Buyer, dated as of the Closing Date, to the foregoing effect.

           e. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     7.   CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

      The obligation of each Buyer hereunder to purchase the Debentures at the Closing, is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

          a. The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Buyer.

           b. The Company shall have delivered to such Buyer duly executed Debentures being so purchased in accordance with
Section 1(b) above.

           c. The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to a majority-in-interest of the Buyers, shall have been delivered to the Company's transfer agent.

           d. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect.

           e. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation or materially and adversely alters the economic benefits to the Buyer of any of the transactions contemplated by this Agreement.

           f. The Buyer shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the same form as EXHIBIT "D" attached hereto.

           g. The Buyer shall have received an officer's certificate described in Section 3(c) above, dated as of the Closing Date.

           h. The Common Stock shall have been authorized for quotation on Nasdaq-NMS and trading thereon shall not have been suspended by the SEC or Nasdaq.

            i.    Each  other  Buyer  shall  have  purchased  the
Debentures   in   the  aggregate  principal  amount   set   forth
immediately below its name on the signature pages hereto and shall have executed a satisfactory letter relating to trading restrictions.

     8.   GOVERNING LAW; MISCELLANEOUS.

           a. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in Las Vegas, Nevada with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

            b. COUNTERPARTS; SIGNATURE BY FACSIMILE. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

           c. HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

           d. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

           e. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

           f. NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or personally delivered (by hand, by courier, by telephone line facsimile transmission or other means) and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if personally delivered (by hand, by courier, by telephone line facsimile transmission or other means), in each case addressed to a party. The addresses for such communications shall be:

          If to the Company:

               Alta Gold Co.
               601 Whitney Ranch Drive
               Henderson, Nevada  89014
               Attention:  Chief Executive Officer
               Telecopy:  702-433-1547

          With copy to:

               Michael J. Bonner, Esquire
               Kummer Kaempfer Bonner & Renshaw
               3800 Howard Hughes Parkway, 7th Floor
               Las Vegas, Nevada  89109-0907
               Telecopy:  702-796-7181

      If to a Buyer: To the address set forth immediately below such Buyer's name on the signature pages hereto.

      Each party shall provide notice to the other party of any change in address.

           g. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, any Buyer may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company, so long as such Buyer complies with the provisions of Section 2(f) hereunder.

           h. THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

           i. SURVIVAL. The representations and warranties of the Company and the agreements and covenants set forth in Sections 2, 3, 4, 5 and 8 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyers. The Company agrees to indemnify and hold harmless each of the Buyers for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof, including advancement of reasonable expenses as they are incurred.

           j. PUBLICITY. The Company and each of the Buyers shall have the right to review before issuance any press releases, SEC, Nasdaq or NASD filings, or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled to make any press release or SEC, Nasdaq or NASD filings with respect to such transactions as is required by applicable law and regulations (although each of the Buyers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

           k. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

           l. TERMINATION. In the event that issuance and sale of the Debentures pursuant to this Agreement shall not have occurred on or before April 11, 1997, unless the parties agree otherwise, this Agreement and the Registration Rights Agreement shall terminate at the close of business on such date and, except as specifically provided in Section 4(f), the Company and Buyer shall have no further obligation or liability whatsoever under this Agreement or the Registration Rights Agreement.

          m.   NO STRICT CONSTRUCTION.  The language used in this
Agreement will be deemed to be the language chosen by the parties
to   express  their  mutual  intent,  and  no  rules  of   strict
construction will be applied against either party.


          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Agreement to be duly executed as of the date first above written.


Alta Gold Co.

By:____________________________
Name: Robert N. Pratt
Its:  Chairman of the Board, Chief
      Executive Officer and President


RGC International Investors, LDC
By:  Rose Glen Capital Management, L.P., Investment Manager
     By:  RGC General Partners Corp.

SIGNATURE:

By:_________________________________
Name: Wayne Bloch
Its:  Managing Director

STATE OF RESIDENCE:   Cayman Islands

ADDRESS:

     440 E. Swedesford Road
     Suite 2025
     Wayne, PA  19087
     Facsimile:  (610) 971-2212
     Telephone:  (610) 902-0200


AGGREGATE PURCHASE PRICE:    $4,000,000

NAME OF BUYER: The Tail Wind Fund Ltd.


SIGNATURE:  Brighton Holdings Limited, as sole director

By:__________________________________
Name: Steven E. Carey, John L. Thompson
Its:  Directors


STATE OF RESIDENCE:   N/A

ADDRESS:

     The Tail Wind Fund Ltd.
     c/o MeesPierson (Bahamas) Limited
     Windermere House
     404 East Bay Street
     P.O. Box SS-5539
     Nassau, Bahamas
     Facsimile: (809) 393-9021
     Telephone: (809) 393-8777


AGGREGATE PURCHASE PRICE:    $ 1.5 million

       [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

NAME OF BUYER: European American Securities, Inc.


SIGNATURE:

By:_________________________________
Name: R. James Morton
Its:  Director


STATE OF RESIDENCE:   B.V.I.

ADDRESS:

     1 Regent Street
     Floor 4
     London, SWIY 4NS
     Facsimile: 44-171-468-7695
     Telephone: 44-171-468-7690


AGGREGATE PURCHASE PRICE:    $ 400,000


       [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

NAME OF BUYER:  Nelson Partners


SIGNATURE:

By:_________________________________
Name: Anne Dupry
Its:  Officer


STATE OF RESIDENCE:   Bermuda

ADDRESS:

     c/o Leed Management
     129 Front Street
     Hamilton HM12 Bermuda
     Facsimile: 441-292-2239
     Telephone: 441-295-8617


AGGREGATE PURCHASE PRICE:    $ 1,000,000


       [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

NAME OF BUYER: Olympus Securities, Ltd.


SIGNATURE:

By:_________________________________
Name: Anne Dupry
Its:  Alternate Director


STATE OF RESIDENCE:   Bermuda

ADDRESS:

     c/o Leed Management
     129 Front Street
     Hamilton HM12 Bermuda
     Facsimile: 441-292-2239
     Telephone: 441-295-8617


AGGREGATE PURCHASE PRICE:    $ 1,000,000


       [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

NAME OF BUYER: Keyway Investments Ltd.


SIGNATURE:

By:_________________________________
Name: Gregory W. Murphy
Its:  SVP Midland Walwyn Capital, Inc.
      as agent for Keyway Investments Ltd.


STATE OF RESIDENCE:   Isle of Man

ADDRESS:

     c/o Midland Walwyn Capital, Inc.
     BCE Place
     181 Bay Street, Suite 500
     Toronto, Ontario M5J2V8
     Facsimile: 416-369-8738
     Telephone: 416-369-8726


AGGREGATE PURCHASE PRICE:    $ 1,100,000


       [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

NAME OF BUYER:  Halifax Fund L.P.


SIGNATURE:

By:   Palladin Group L.P., as attorney in fact
By:   Palladin Capital Management LLC, its General Partner
By:   Andrew Kaplan, Senior Vice President


STATE OF RESIDENCE:   Cayman Islands

ADDRESS:

     c/o Palladin Group, L.P.
     40 West 57th Street
     New York, New York  10019
     Facsimile:  212-698-0599
     Telephone:  212-698-0515


AGGREGATE PURCHASE PRICE:    $ 1,000,000


       [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                                     EXHIBIT A to
                                              Securities Purchase
                                                        Agreement

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.


                     CONVERTIBLE DEBENTURE


Henderson, Nevada
April 14, 1997                                         $_________

          FOR VALUE RECEIVED, ALTA GOLD CO., a Nevada corporation (hereinafter called the "Borrower") hereby promises to pay to the order of ______________________________ or registered assigns
(the "Holder") the sum of ____________________ Dollars ($____________), on April 14, 1999, and to pay interest on the unpaid principal balance hereof at the rate of four percent (4%) per annum from April 14, 1997 (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. Any amount of principal of or interest on this Debenture which is not paid when due shall bear interest at the rate of six percent (6%) per annum from the due date thereof until the same is paid ("Default Interest"). Interest shall commence accruing on April 14, 1997 and shall be payable quarterly commencing on July 14, 1997 and shall be computed on the basis of a 365-day year. All payments of principal and interest (to the extent not converted in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Debenture. Whenever any amount expressed to be due by the terms of this Debenture is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Debenture is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Debenture, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of Las Vegas, Nevada are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Securities Purchase Agreement, dated April 14, 1997, pursuant to which this debenture was originally issued (the "Purchase Agreement").

     The following terms shall apply to this Debenture:


                 ARTICLE I.  CONVERSION RIGHTS

          1.1 Conversion Right. The Holder shall have the right from and after the earliest of (i) the effective date of the Registration Statement (as defined in the Registration Rights Agreement dated April 14, 1997 and executed in connection with the initial issuance of this Debenture (the "Registration Rights Agreement")), (ii) six (6) months from the date hereof and (iii) any event described in Section 1.6 below, and then at any time on or prior to the day that all of the principal, accrued interest and other amounts payable hereunder is paid in full, to convert at any time all or from time to time any part of the outstanding and unpaid principal amount of this Debenture of at least $50,000, or such lesser amount as shall remain unpaid at the time of the conversion (together with accrued and unpaid interest thereon), into fully paid and non-assessable shares of Common Stock, par value $.001 per share, of the Borrower as such stock exists on the date of issuance of this Debenture, or any shares of capital stock of Borrower into which such stock shall hereafter be changed or reclassified (the "Common Stock") at the conversion price determined as provided herein (the "Conversion Price"); provided, however, that unless the Holder delivers a waiver in accordance with the immediately following sentence in no event shall the Holder be entitled to convert any portion of this Debenture in excess of that portion of this Debenture upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Debenture) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Debenture with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence,
(i) beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of such proviso and (ii) the Holder may waive the limitations set forth therein by written notice to the Company upon not less than sixty-one (61) days prior notice (with such waiver taking effect only upon the expiration of such 61 day notice period). The number of shares of Common Stock to be issued upon each conversion of this Debenture shall be determined by dividing the

Conversion Amount (as defined below) by the Conversion Price in effect on the date a notice of conversion, in the form attached hereto as Exhibit A (the "Notice of Conversion"), is delivered to the Borrower by the Holder in accordance with Section 1.4 below (the "Conversion Date"). The term "Conversion Amount" means, with respect to any conversion of this Debenture, the sum of (1) the principal amount of this Debenture to be converted in such conversion plus (2) accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Debenture to the Conversion Date plus (3) Default Interest, if any, on the interest referred to in the immediately preceding clause (2) plus
(4) at the Holder's option, any amounts owed to the Holder pursuant to Sections 1.3 and 1.4(g) hereof or pursuant to Section 2(b) of the Registration Rights Agreement.

          1.2 Conversion Price. The Conversion Price shall be the lesser of (i) 90% of the Market Price, when Market Price means the average of the closing bid prices for the Common Stock on the Nasdaq National Market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded (as reported by Bloomberg Financial Markets), for the five (5) consecutive Trading Days (as defined below) ending one Trading Day prior to the date the Conversion Notice is sent by the Holder to the Borrower via facsimile (the "Conversion Date"), and (ii) $4.00 per share (subject to equitable adjustments for stock splits, stock dividends, rights offerings, combinations, recapitalization, reclassifications and similar events). "Trading Day" shall mean any day on which the Common Stock is traded for any period on the Nasdaq National Market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

          1.3 Authorized Shares. The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Debenture. As of the date of issuance of this Debenture, 5,808,738 authorized and unissued shares of Common Stock have been duly reserved for issuance upon conversion of this Debenture (the "Reserved Amount"). The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower
(i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Debenture and (ii) agrees that its issuance of this Debenture shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Debenture.

          If, at any time a Holder of this Debenture submits a Notice of Conversion, the Borrower does not have sufficient authorized but unissued shares of Common Stock available to effect such conversion in accordance with the provisions of this
Article I (a "Conversion Default"), subject to Section 4.8, the Borrower shall issue to the Holder all of the shares of

Common Stock which are then available to effect such conversion. The portion of this Debenture which the Holder included in its Conversion Notice and which exceeds the amount which is then convertible into available shares of Common Stock (the "Excess Amount") shall, notwithstanding anything to the contrary contained herein, not be convertible into Common Stock in accordance with the terms hereof until (and at the Holder's option at any time after) the date additional shares of Common Stock are authorized by the Borrower, at which time the Conversion Price in respect thereof shall be the lower of (i) the Conversion Price on the Conversion Default Date (as defined below) and (ii) the Conversion Price on the Conversion Date thereafter elected by the Holder in respect thereof. The Borrower shall pay to the Holder payments ("Conversion Default Payments") for a Conversion Default in the amount of (N/365) x the "Default Rate" (as defined below) x the Excess Amount on the Conversion Date in respect of the Conversion Default (the "Conversion Default Date"), where (i) N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Borrower authorizes a sufficient number of shares of Common Stock to effect conversion of the full outstanding principal balance of this Debenture. The Default Rate means .15 for the first forty-five (45) calendar days following the Conversion Default Date and .24 for the period thereafter until the Authorization Date. The Borrower shall use its best efforts to authorize a sufficient number of shares of Common Stock as soon as practicable following the earlier of (i) such time that the Holder notifies the Borrower or that the Borrower otherwise becomes aware and notifies the Holder that there are insufficient authorized and unissued shares to allow full conversion thereof and (ii) a Conversion Default. The Borrower shall send notice to the Holder of the authorization of additional shares of Common Stock, the Authorization Date and the amount of Holder's accrued Conversion Default Payments. The accrued Conversion Default Payments for each calendar month shall be paid in cash or shall be convertible into Common Stock at the Market Price, at the Holder's option, as follows:

               (a)  In the event Holder elects to take such
payment in cash, cash payment shall be made to Holder by the fifth day of the month following the month in which it has accrued; and

               (b)  In the event Holder elects to take such
payment in Common Stock, the Holder may convert such payment amount into Common Stock at the Conversion Price (as in effect at the time of conversion) at any time after the fifth day of the month following the month in which it has accrued in accordance with the terms of this Article I.

          The Holder's election shall be made in writing to the Borrower at any time prior to 5:00 p.m. Philadelphia, Pennsylvania Time on the third day of the month following the month in which Conversion Default payments have accrued. If no election is made, the Holder shall be deemed to have elected to receive cash. Nothing herein shall limit the Holder's right to pursue actual damages (to the extent in excess of the Conversion Default

Payments) due to the Borrower's failure to maintain a sufficient number of authorized shares of Common Stock.

          1.4  Method of Conversion.

               (a) This Debenture may be converted by the Holder in whole or in part (provided such partial conversion is at least $50,000, or such lesser amount as shall remain unpaid at the time of the conversion (together with accrued and unpaid interest thereon)) at any time from time to time after the earliest of (i) effective date of the Registration Statement, (ii) six (6) months from the date hereof and (iii) any event described in Section 1.6 below, by (A) submitting to the Borrower a Notice of Conversion (by facsimile dispatched on the Conversion Date prior to 8:00 p.m. Philadelphia, Pennsylvania Time) and (B) subject to Section 1.4(b), surrendering this Debenture at the principal office of the Borrower.

               (b) Notwithstanding anything to the contrary set forth herein, upon conversion of this Debenture in accordance with the terms hereof, the Holder shall not be required to physically surrender this Debenture to the Borrower unless the entire unpaid principal amount of this Debenture is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Debenture upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Debenture is converted as aforesaid, the Holder may not transfer this Debenture unless the Holder first physically surrenders this Debenture to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Debenture. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture represented by this Debenture may be less than the amount stated on the face hereof.

               (c) The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Debenture in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

               (d) Upon receipt by the Borrower from the Holder of a facsimile transmission of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Debenture) (such third business day being hereinafter referred to as the "Deadline") in accordance with the terms hereof and the Purchase Agreement (including, without limitation, in accordance with the requirement that certificates for shares of Common Stock issued on or after the effective date of the Registration Statement upon conversion of this Debenture shall not bear any restrictive legend).

               (e) Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Debenture shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Debenture being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The date of receipt of such Notice of Conversion shall be the Conversion Date so long as it is received before 8:00 p.m. on such date (Philadelphia, Pennsylvania Time) and, if received after 8:00 p.m., the Conversion Date shall be the next business day.

               (f) In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder and its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

               (g) Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Debenture is more than one (1) business day after the Deadline (other than a failure due to the circumstances described in Section 1.3 above, which failure shall be governed by such Section) the Borrower shall pay to the Holder $500 per day in cash, for the first day beyond the Deadline and $2,500 per day in cash for each day thereafter that the Borrower fails to deliver such Common Stock. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Debenture, in which event interest shall accrue thereon in accordance with the terms of this Debenture and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Debenture.

          1.5 Concerning the Shares. The shares of Common Stock issuable upon conversion of this Debenture may not be sold or transferred unless either (i) they first shall have been included in any effective registration statement or (ii) the Borrower or its transfer agent shall have been furnished with an opinion or other similar letter of legal counsel to the effect that such sale or transfer is exempt from the registration requirements of the Act and any applicable state securities laws, such sale or transfer is pursuant to Rule 144 under the Act or such transfer is to an affiliate of the Holder pursuant to a valid exemption from the registration requirements of the Act. Except as otherwise provided in the Securities Purchase Agreement, each certificate for shares of Common Stock issuable upon conversion of this Debenture that has not been so registered and that has not been sold pursuant to an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

          The legend set forth above shall be removed and the Borrower shall issue to the Holder a new certificate therefor free of any transfer legend, unless otherwise required by applicable state securities laws, if (i) the Borrower or its transfer agent shall have received an opinion or other similar letter of counsel, reasonably acceptable to the Borrower in form, substance and scope, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act and any applicable state securities laws, or that the Common Stock issuable upon conversion of this Debenture (to the extent such securities are deemed to have been acquired on the same date) can be sold pursuant to Rule 144 (or a successor rule thereto) without any restriction as to the number of shares of Common Stock acquired as of a particular date that can then be immediately sold or (ii) in the case of the Common Stock issuable upon conversion of this Debenture, a registration statement under the Act covering such securities is in effect. Nothing in this Debenture shall (i) limit the Borrower's obligation under the Registration Rights Agreement or (ii) affect in any way the Holder's obligations to comply with applicable prospectus delivery requirements upon the resale of the securities referred to herein.

          1.6 Effect of Merger, Consolidation, etc. If at any time when this Debenture is issued and outstanding, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Debenture shall thereafter have the right to receive upon conversion of this Debenture, upon the bases and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Debenture been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Debenture to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Debenture) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the exercise hereof. The Borrower shall not effect any transaction described in this Section 1.6 unless (a) it first gives prior written notice five (5) business days prior to the record date of the special meeting of stockholders to approve, or if there is no such record date, five (5) business days prior to the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the Holder shall be entitled to convert this Debenture) and (b) the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Section
1.6. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

          1.7 Certain Payments in Lieu of Conversion. In no event shall the Borrower issue more than the Maximum Share Amount (as defined below and subject to adjustment as provided herein) upon conversion of this Debenture, unless the Borrower shall have obtained Stockholder Approval (as defined below) or a waiver of such requirement by the Nasdaq Stock Market. As used herein, Stockholder Approval means approval by the stockholders of the Borrower in accordance with Rule 4460(i) of the rules of the Nasdaq Stock Market. Once the Maximum Share Amount has been issued (the date of which is hereinafter referred to as the "Maximum Conversion Date"), in lieu of any further right to convert this Debenture, and in full satisfaction of the Borrower's obligations under this Debenture, the Borrower shall pay to the Holder, within fifteen (15) business days of the Maximum Conversion Date, an amount equal to the greater of (i) the sum of (a) the then outstanding principal amount of this Debenture immediately following the Maximum Conversion Date plus
(b) accrued and unpaid interest on such principal amount plus (c) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause (b) at the rate provided in this Debenture plus (d) any optional amounts that may be added thereto at the Maximum Conversion Date by the Holder in accordance with the terms hereof (collectively, the "The Remaining Convertible Amount") times 111%, or (ii) The Remaining Convertible Amount divided by the Conversion Price (based on the five (5) consecutive trading days ending on the date which is two
(2) trading days prior to the date of payment) times the closing sale price of the Common Stock on Nasdaq or the principal trading market for the Common Stock on the trading day immediately preceding the date of payment. The Maximum Share Amount shall mean an aggregate of 5,779,695 shares of Common Stock (19.9% of the Company's outstanding shares of Common Stock as of April 14,
1997), subject to equitable adjustment from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the date hereof. With respect to each Holder of Debentures, the Maximum Share Amount shall refer to such Holder's pro rata share thereof determined in accordance with Section 4.8 below. In the event that Borrower obtains Stockholder Approval, the approval of The Nasdaq Stock Market or otherwise concludes that it is able to increase the number of shares to be issued above the Maximum Share Amount (such increased number being the "New Maximum Share Amount"), the references to Maximum Share Amount, above, shall be deemed to be, instead, references to the greater New Maximum Share Amount. In the event that Stockholder Approval is not obtained or a registration statement covering the additional shares of Common Stock which constitute the New Maximum Share Amount is not effective prior to the Maximum Share Amount being issued (if such registration statement is necessary to allow for the public resale of such securities), the Maximum Share Amount shall remain unchanged; provided, however, that the Holder may grant an extension of the effective date of such registration statement. So long as the Borrower otherwise satisfies the payment obligations under this Section 1.7, the Borrower shall be under no obligation to obtain Stockholder Approval.

                 ARTICLE II.  CERTAIN COVENANTS

          2.1 Tender Offers. The Borrower will not itself, and will not permit any subsidiary of the Borrower to (1) make any tender offer or exchange offer (a "Tender Offer") for outstanding shares of Common Stock unless the Borrower contemporaneously therewith makes an offer, or (2) enter into an agreement regarding a Tender Offer for outstanding shares of Common Stock by any person other than the Borrower or any subsidiary of the Borrower unless such person agrees with the Borrower to make an offer, in either such case, to the Holder to purchase the same percentage of the outstanding principal amount of this Debenture held by the Holder as the percentage of outstanding shares of Common Stock offered to be purchased in such Tender Offer, at a price equal to the greater of (i) the product obtained by multiplying (1) the sum of (a) the principal amount of this Debenture to be purchased plus (b) accrued and unpaid interest on such principal amount to date of purchase plus (c) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause (b) at the rate provided in this Debenture to the date of purchase plus (d) any optional amounts that may be added thereto by the Holder in accordance with the terms hereof (collectively, the "Then Convertible Amount") times
(2) 111% or (ii) the Then Convertible Amount divided by the applicable Conversion Price (based on the five trading days immediately preceding the date of public notice of such Tender Offer) times the price offered to holders of Common Stock in such Tender Offer.

          2.2 Distributions on Capital Stock. So long as the Borrower shall have any obligation under this Debenture, the Borrower shall not (a) pay, declare or set apart for such payment, any dividend (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock.

          2.3 Restriction on Stock Repurchases. So long as this Debenture is outstanding, neither the Borrower nor any subsidiary of the Borrower shall redeem, repurchase (other than pursuant to a Tender Offer, as defined in Section 2.1, which shall be governed by Section 2.1) or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Borrower or any subsidiary of the Borrower or any warrants, rights or options to purchase or acquire any such shares.

                ARTICLE III.  EVENTS OF DEFAULT

          If any of the following events of default (each, an "Event of Default") shall occur:

          3.1 Failure to Pay Principal or Interest. The Borrower fails (a) to pay the principal hereof when due, whether at maturity, upon mandatory prepayment pursuant to Section 1.7, upon acceleration or otherwise or (b) to pay any installment of interest hereon when due and, in the case of this clause (b) only, such failure continues for a period of ten (10) calendar days after the due date thereof;

          3.2 Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder (or announces that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture (for a period of at least 90 calendar days, if such failure is solely as a result of the circumstances governed by Section 1.3 and the Borrower is using its best efforts to authorize a sufficient number of shares of Common Stock as soon as practicable), fails to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture and when required by this Debenture or the Registration Rights Agreement, or fails to remove any restrictive legend on any certificate for any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Purchase Agreement or the Registration Rights Agreement and any such failure shall continue uncured (or any announcement not to honor conversions shall not be rescinded) for ten (10) business days after the Borrower shall have been notified thereof in writing by the Holder.

          3.3 Breach of Covenant. The Borrower breaches any material covenant or other material term or condition of this Debenture (other than as specifically provided in Sections 3.1 and 3.2 hereof), the Purchase Agreement or the Registration Rights Agreement and such breach continues for a period of ten
(10) business days after written notice thereof to the Borrower from the Holder, it being understood that the failure of the Borrower to obtain effectiveness with the Securities and Exchange Commission of the Registration Statement within the 90-day period specified in Section 2(b) of the Registration Rights Agreement for any reason other than the failure of the Borrower to amend such Registration Statement as specified in Section 2(a) of the Registration Rights Agreement or to use its best efforts to cause such Registration Statement to become effective within such period and to remain effective during the Registration Period (as defined therein), without more, shall not constitute an Event of Default until such failure extends for 180 calendar days at which time it shall be an Event of Default;

          3.4 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement and the Registration Rights Agreement), shall be false or misleading in any material respect when made and the breach of which would have a material adverse effect on the Borrower or the prospects of the Borrower or a material adverse effect on the Holder or the rights of the Holder with respect to this Debenture or the shares of Common Stock issuable upon conversion of this Debenture;

          3.5 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

          3.6 Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets which would have a material adverse effect on the operations, assets, financial condition or prospects of the Borrower or on the transactions contemplated by this Debenture, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) calendar days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld; or

          3.7  Bankruptcy.  Bankruptcy, insolvency,
reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

          3.8 Delisting of Common Stock. The Common Stock is not listed on at least one of the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange or the
American Stock Exchange.

          Then upon the occurrence and during the continuation of any Event of Default specified in Section 3.1, 3.2, 3.3, 3.4, 3.6 or 3.8, at the option of the Holders of a majority of the aggregate principal amount of Debentures issued pursuant to the Securities Purchase Agreement, the Borrower shall, and upon the occurrence of any event of default specified in Section 3.5 or 3.7, the Borrower shall pay to the Holder an amount equal to the greater of (i) the product of (1) the sum of (x) the then outstanding principal amount of this Debenture plus (y) accrued and unpaid interest on the unpaid principal amount of this Debenture to the date of payment plus (z) Default Interest, if any, on the interest referred to in the immediately preceding clause (collectively, the "Default Sum") times (2) 115% or (ii) the Default Sum divided by the then applicable Conversion Price times the closing sale price of the Common Stock on Nasdaq or the principal trading market for the Common Stock on the date the Holders exercise their option pursuant to this paragraph or the date of the occurrence of an event referred to in 3.5 or 3.7 (the "Default Amount") and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

          If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default, to require the Borrower, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.


                   ARTICLE IV.  MISCELLANEOUS

          4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          4.2 Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) calendar days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be Alta Gold Co., 601 Whitney Ranch Drive, Henderson, Nevada 89014, Attention:
Chief Executive Officer (facsimile number 702-433-1547). Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

          4.3 Amendments. This Debenture and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Debenture" and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Debentures issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

          4.4 Assignability. This Debenture shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns; provided, however, that so long as no Event of Default has occurred, this Debenture shall only be transferable in whole or in increments of $500,000 to "Accredited Investors" (as defined in Rule 501(a) under the Securities Act) who agree in advance to be bound by the terms of that certain letter agreement dated April 14, 1997 executed by the Holder. Notwithstanding the foregoing, this Debenture may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

          4.5 Cost of Collection. If default is made in the payment of this Debenture, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

          4.6 Governing Law. This Debenture shall be governed by the internal laws of the State of Nevada, without regard to the principles of conflict of laws.

          4.7 Certain Amounts. Whenever pursuant to this Debenture the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Debenture may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Debenture and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Debenture at a price in excess of the price paid for such shares pursuant to this Debenture. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Debenture into shares of Common Stock.

          4.8 Allocations of Maximum Share Amount. The Maximum Share Amount and the Reserved Amount (including any increases thereto) shall be allocated pro rata among the Holders of Debentures based on the principal amount of Debentures then held by each Holder relative to the aggregate principal amount of the Debentures then outstanding.

          4.9 Damages Shares. The shares of Common Stock that may be issuable to the Holder pursuant to Sections 1.3 and 1.4(g) hereof and pursuant to Section 2(b) of the Registration Rights Agreement ("Damages Shares") shall be treated as Common Stock issuable upon conversion of this Debenture for all purposes hereof and shall be subject to all of the limitations and afforded all of the rights of the other shares of Common Stock issuable hereunder, including without limitation, the right to be included in the Registration Statement filed pursuant to the Registration Rights Agreement. For purposes of calculating interest payable on the outstanding principal amount hereof, except as otherwise provided herein, amounts convertible into Damages Shares ("Damages Amounts") shall not bear interest but must be converted prior to the conversion of any outstanding principal amount hereof, until the outstanding Damages Amounts is zero.

          4.10 Denominations. At the request of the Holder, upon surrender of this Debenture, the Borrower shall promptly issue new Debentures in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $100,000 as the Holder shall request.

          4.11 Purchase Agreement. By its acceptance of this Debenture, each Holder agrees to be bound by the applicable terms of the Purchase Agreement.



       [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, Borrower has caused this Debenture to be signed in its name by its duly authorized officer this 14th day of April, 1997.


                                   ALTA GOLD CO


                                   By:_________________________________
                                   Name:
                                   Title:

                                                        Exhibit A


                      NOTICE OF CONVERSION
                    OF CONVERTIBLE DEBENTURE


TO:  Alta Gold Co.


          (1) Pursuant to the terms of the attached Convertible Debenture (the "Debenture"), the undersigned hereby elects to
convert $              principal amount of the Debenture into
shares of Common Stock of Alta Gold Co., a Nevada corporation (the "Borrower"). Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Debenture.

          (2) Please issue a certificate or certificates for the number of shares of Common Stock into which such principal amount of the Debenture is convertible (_____ shares, based on the Holder's calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

_____________________________           ______________________________
Name                                    Name


_____________________________           ______________________________
Address                                 Address


_____________________________           ______________________________
SS or Tax ID Number                     SS or Tax ID Number


          (3) Capitalized terms used in this Notice of Conversion and not otherwise defined herein shall have the respective meanings provided in the Debenture.


Date_________________         __________________________________________
                              Signature of Registered Holder (must be
                              signed exactly as name appears in the
                              Debenture).

                                                     EXHIBIT B TO
                                              SECURITIES PURCHASE
                                                        AGREEMENT


                 REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of April 14, 1997 by and among Alta Gold Co., a Nevada corporation, with corporate offices located at 601 Whitney Ranch Drive, Suite 10, Henderson, Nevada 89014 (the "COMPANY"), and each of the undersigned (together with their respective affiliates the "INITIAL INVESTORS").

     WHEREAS:

     A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the
"SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors convertible debentures (the "DEBENTURES") that are convertible into shares (the "CONVERSION SHARES") of the Company's common stock (the "COMMON STOCK"), upon the terms and subject to the limitations and conditions set forth in such Debentures; and

      B. To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Initial Investors hereby agree as follows:

     1.   DEFINITIONS.

           a. As used in this Agreement, the following terms shall have the following meanings:

                (i) "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which commercial banks in the city of Las Vegas, Nevada are authorized or required by law or executive order to remain closed.

                (ii) "INVESTORS" means the Initial Investors and any transferee or assignee (other than affiliates of the Initial Investors, which are included in the definition of Initial Investors) who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                  (iii) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

               (iv) "REGISTRABLE SECURITIES" means the Conversion
Shares issued or issuable and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.

               (v) "REGISTRATION STATEMENT" means a registration statement of the Company under the 1933 Act related to the Registrable Securities.

           b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

     2.   REGISTRATION.

            a. MANDATORY REGISTRATION. The Company shall prepare, and, on or prior to the date which is thirty (30)
calendar days after the Closing Date, as defined in the Securities Purchase Agreement (the "CLOSING DATE"), file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Initial Investors, which consent will not be unreasonably withheld) covering the resale of the Registrable Securities underlying the Debentures issued pursuant to the Securities Purchase Agreement which Registration Statement, to the extent allowable under the 1933 Act and the Rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Debentures (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions or (ii) by reason of changes in the Conversion Price of the Debentures in accordance with the terms thereof. The number of shares of Common Stock initially included in such Registration Statement shall be no less than two (2) times the number of Conversion Shares that are then issuable upon conversion of the Debentures without regard to any limitation on an Investor's ability to convert the Debentures.

           b. PAYMENTS BY THE COMPANY. The Company shall use its best efforts to obtain effectiveness of the Registration
Statement as soon as practicable. If (i) the Registration Statement(s) covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not declared effective by the SEC within ninety (90) calendar days after the Closing Date or if, after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement by reason of stop order, or the Company's failure to update the Registration Statement, or
(ii) the Common Stock is not listed or included for quotation on the Nasdaq National Market (the "NASDAQ-NMS"), the Nasdaq SmallCap Market ("NASDAQ SMALLCAP"), the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX") after being so listed or included for quotation, then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(b) as partial relief for the damages to the Investors by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). The Company shall pay to each holder of the Debentures or Registerable Securities an amount equal to the then outstanding principal amount of the Debentures (and, in the case of holders of Registrable
Securities, the principal amount of Debentures from which such Registrable Securities were converted) ("OUTSTANDING PRINCIPAL AMOUNT") multiplied by one and one-half hundredths (.015) times the sum of: (i) the number of months (prorated for partial months) after the end of such 90-day period and prior to the date the Registration Statement is declared effective by the SEC, provided, however, that there shall be excluded from such period any delays which are solely attributable to changes required by the Investors in the Registration Statement with respect to information relating to the Investors, including, without limitation, changes to the plan of distribution, or to the failure of the Investors to conduct their review of the Registration Statement pursuant to Section 3(g) below in a reasonably prompt manner; (ii) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective; and (iii) the number of months (prorated for partial months) that the Common Stock is not listed or included for quotation on the Nasdaq-NMS, Nasdaq SmallCap, NYSE or AMEX after the Registration Statement has been declared effective. (For example, if the Registration Statement becomes effective one
(1) month after the end of such 90-day period, the Company would pay $15,000 for each $1,000,000 of Outstanding Principal Amount; if thereafter, sales could not be made pursuant to the Registration Statement for an additional period of one (1) month, the Company would pay an additional $15,000 for each $1,000,000 of Outstanding Principal Amount.) Such amounts shall be paid in cash or, at each Investor's option, may be convertible into Common Stock at the "CONVERSION PRICE" (as defined in the Debentures). Any shares of Common Stock issued upon conversion of such amounts shall be Registrable Securities. If the Investor desires to convert the amounts due hereunder into Registrable Securities, it shall so notify the Company in writing within two (2) business days of the date on which such amounts are first payable in cash and such amounts shall be so convertible (pursuant to the mechanics set forth under Article I of the Debentures), beginning on the last day upon which the cash amount would otherwise be due in accordance with the following sentence. Payments of cash pursuant hereto shall be made within ten (10) calendar days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) calendar days, interim payments shall be made for each such thirty (30) day period.

          c. PIGGY-BACK REGISTRATIONS. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to each Investor who is entitled to registration rights under this
Section 2(c) written notice of such determination and, if within fifteen (15) calendar days after the effective date of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities in proportion to the number of Registrable Securities sought to be included by such Investors; PROVIDED, HOWEVER, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and PROVIDED, FURTHER, HOWEVER, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this
Section 2(c) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

           d. ELIGIBILITY FOR FORM S-3. The Company represents and warrants that it meets the registrant eligibility and transaction requirements for the use of Form S-3 for registration of the sale by the Initial Investors and any other Investors of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

     3.   OBLIGATIONS OF THE COMPANY.

      In  connection  with the registration  of  the  Registrable
Securities, the Company shall have the following obligations:

           a. The Company shall prepare promptly, and file with the SEC not later than thirty (30) calendar days after the Closing Date, a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which the Registrable Securities (in the opinion of counsel to the Initial Investors) may be immediately sold without registration, (the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

           b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities issued or issuable upon conversion of the Debentures, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within twenty (20) business days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use its best efforts to cause such amendment and/or new Registration

Statement to become effective as soon as practicable following the filing thereof. The provisions of Section 2(b) above shall be applicable with respect to such obligation, with the ninety
(90) calendar days running from the day after the date on which the Company reasonably first determines (or reasonably should have determined) the need therefor.

           c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor. The Company will immediately notify each Investor by facsimile of the effectiveness of the Registration Statement or any post-effective amendment thereto.

           d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders. Notwithstanding anything to the contrary contained herein, the Investors shall, if applicable, be responsible, at their sole cost and expense, to register and qualify the Registerable Securities under any securities laws outside of the United States.

          e. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

           f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

           g. The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The fees and expenses of such counsel shall be borne solely by the Initial Investors.

           h. The Company shall make generally available to its security holders as soon as practical, but not later than ninety
(90) calendar days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

          i.   The Company shall make available for inspection by
(i) any Investor, (ii) one firm of attorneys and one firm of accountants or other agents retained by the Initial Investors, and (iii) one firm of attorneys and one firm of accountants or other agents retained by all other Investors (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; PROVIDED, HOWEVER, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(i). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Investor's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

           j. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement,
(iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

           k.   The Company shall use its best efforts either  to
(i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on the Nasdaq-NMS or, if not eligible for the Nasdaq-NMS on the Nasdaq SmallCap and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

           l. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable
Securities  not later than the effective date of the Registration
Statement.

          m. The Company shall cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the

Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an instruction in the form attached hereto as
EXHIBIT 1 and an opinion of such counsel in the form attached hereto as EXHIBIT 2.

     4.   OBLIGATIONS OF THE INVESTORS.

      In  connection  with the registration  of  the  Registrable
Securities, the Investors shall have the following obligations:

            a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least three (3) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor.

           b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

           c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such
Registrable Securities current at the time of receipt of such notice.

     5.   EXPENSES OF REGISTRATION.

      All reasonable expenses, other than underwriting discounts and commissions, incurred by the Company in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

     6.   INDEMNIFICATION.

      In the event any Registrable Securities are included in a Registration Statement under this Agreement:

           a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, (ii) the directors, officers, partners, employees, agents and each person who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), if any,
(iii) any underwriter (as defined in the 1933 Act) for the Investors, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any (each, an "INDEMNIFIED PERSON"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "CLAIMS") to which any of them may become subject insofar as such Claims arise out of or are based upon:
(i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advise, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

           b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; PROVIDED, HOWEVER, that the indemnity agreement contained in this
Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investors holding two-thirds of the Outstanding Principal Amount of the Debentures, which consent shall not be unreasonably withheld; PROVIDED, FURTHER, HOWEVER, that the Investor shall be liable under this Agreement (including this
Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

          c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; PROVIDED, HOWEVER, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of a majority-in-interest of the Initial Investors), if the Investors are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7.   CONTRIBUTION.

      To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii)
contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.   REPORTS UNDER THE 1934 ACT.

      With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

           a. make and keep public information available, as those terms are understood and defined in Rule 144;

           b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

           c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon written request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     9.   ASSIGNMENT OF REGISTRATION RIGHTS.

       The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities only to the extent that the Debentures may be assigned under the terms thereof and provided further that: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, and (vi) such transferee shall be an
"ACCREDITED INVESTOR" as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act.

     10.  AMENDMENT OF REGISTRATION RIGHTS.

      Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Investors who hold two-thirds of the Outstanding Principal Amount of the Debentures; PROVIDED, HOWEVER, that the Company's obligations with respect to the filing of the Registration Statement, the seeking of effectiveness of the Registration Statement and the maintenance of effectiveness of the Registration Statement shall not be altered, amended or waived without the written consent of each of the Initial Investors. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

     11.  MISCELLANEOUS.

           a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

            b. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission or other means) or which receipt is refused if delivered by hand or by courier or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid, if to the Company:

               Alta Gold Co.
               601 Whitney Ranch Drive
               Henderson, Nevada  89014
               Attention: Chief Executive Officer
               Telecopy:  702-433-1547

          With copy to:

               Michael J. Bonner, Esquire
               Kummer Kaempfer Bonner & Renshaw
               3800 Howard Hughes Parkway, 7th Floor
               Las Vegas, Nevada  89109
               Telecopy:  702-796-7181


and if to any Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified or registered mail (return receipt requested), five days after deposit with the United States Postal Service.

           c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

           d. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Nevada applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in Las Vegas, Nevada with respect to any dispute arising under this Agreement or the transactions contemplated hereby.

            e.    This  Agreement  and  the  Securities  Purchase
Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

           f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

           i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

           j. Unless otherwise provided, all consents and other determinations to be made by the Investors pursuant to this Agreement shall be made by Investors holding a majority of the Registrable Securities, determined as if the Debentures then outstanding have been converted into or exercised for Registrable Securities.

      IN WITNESS WHEREOF, the Company and the undersigned Initial
Investors have caused this Agreement to be duly executed as of the date first above written.


ALTA GOLD CO.

By:_________________________________
Name: Robert N. Pratt
Its:  Chairman of the Board, Chief Executive
      Officer and President


RGC International Investors, LDC
By:  Rose Glen Capital Management, L.P. Investment Manager
     By:  RGC General Partner Corp.

By:________________________________
Name: Wayne Bloch
Its:  Managing Director


INVESTOR:  The Tail Wind Fund Ltd.

Brighton Holdings Limited, as sole director

By:________________________________
Name: Steven E. Carey, John L. Thompson
Its:  Directors



INVESTOR:  European American Securities, Inc.

___________________________________

By:________________________________
Name: R. James Morton
Its:  Director

INVESTOR:  Nelson Partners

___________________________________

By:________________________________
Name: Anne Dupry
Its:  Officer



INVESTOR: Olympus Securities, Ltd.

___________________________________

By:________________________________
Name: Anne Dupry
Its:  Alternate Director

INVESTOR:  Keyway Investments Ltd.

___________________________________

By:________________________________
Name: Gregory W. Murphy
Its:  SVP Midland Walwyn Capital Inc.
      as agent for Keyway Investments Ltd.

INVESTOR:  Halifax Fund L.P.

___________________________________

By:  The Palladin Group L.P., as attorney in fact
By:  Palladin Capital Management LLC, its General Partner
By:  Andrew Kaplan, Senior Vice President

                                                        EXHIBIT 1
                                                               TO
                                                     REGISTRATION
                                                           RIGHTS
                                                        AGREEMENT

                      [Company Letterhead]

                                   [Date]


[Name and address of Transfer Agent]

Ladies and Gentlemen:

          This letter shall serve as our irrevocable authorization and direction to you (1) to transfer or re-register (or at the holders request to reissue to the holder thereof without any restrictive legend) the certificates for the shares of Common Stock, $.001 par value (the "COMMON STOCK"), of Alta Gold Co., a Nevada corporation (the "COMPANY"), represented by certificate numbers _____ for an aggregate of _____ shares (the "OUTSTANDING SHARES") of Common Stock presently registered in the name of [Name of Investor] (which shares were previously issued upon conversion of the Debentures (as hereinafter defined)) upon surrender of such certificates to you, notwithstanding the legend appearing on such certificates, and (2) to issue the shares (the "Conversion Shares") of Common Stock to or upon the order of the registered holder of the Debentures upon surrender to you of a properly completed and duly executed Notice of Conversion and written confirmation from the Company that the number of shares of Common Stock to be issued upon such conversion was calculated in accordance with the terms of the Debentures. The transfer or re-registration of the certificates for the Outstanding Shares by you should be made at such time as you are requested to do so by the record holder of the Outstanding Shares. The certificate issued upon such transfer or re-registration should be registered in such name as requested by the holder of record of the certificate surrendered to you and should not bear any legend which would restrict the transfer of the shares represented thereby. In addition, you are hereby directed to remove any stop-transfer instruction relating to the Outstanding Shares. Certificates for the Conversion Shares should not bear any restrictive legend and should not be subject to any stop-transfer restriction.

          Contemporaneous with the delivery of this letter, the Company is delivering to you an opinion of the Company's legal counsel as to registration of the Outstanding Shares and the Conversion Shares under the Securities Act of 1933, as amended.

          Should you have any questions concerning this matter, please contact me.

                                   Very truly yours,

                                   ALTA GOLD CO.


                                   By: _________________________
                                       Name:
                                       Title:

Enclosures:
cc:  [Name of Investor]

                                                        EXHIBIT 2
                                                               TO
                                                     REGISTRATION
                                                           RIGHTS
                                                        AGREEMENT

                             [Date]


[Name and address
of transfer agent]


               RE:  ALTA GOLD CO.

Ladies and Gentlemen:

     We are counsel to Alta Gold Co. a Nevada corporation (the "COMPANY") , and we understand that [Name of Investor] (the "HOLDER") has purchased from the Company convertible debentures in the principle amount of $_____ (the "DEBENTURES") that are convertible into the Company's Common Stock, par value $.001 per share (the "COMMON STOCK"). The Debentures were purchased by the Holder pursuant to a Securities Purchase Agreement, dated as of April 11, 1997, between the Holder and the Company (the "AGREEMENT"). Pursuant to a Registration Rights Agreement, dated as of April 11, 1997, between the Company and the Holder (the "REGISTRATION RIGHTS AGREEMENT"), the Company agreed with the Holder, among other things, to register the shares of Common Stock underlying the Debentures (the "REGISTRABLE SECURITIES") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), upon the terms provided in the Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on _______ __, 1997, the Company filed a Registration Statement on Form S-3 (File No. 333- _____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities, which names the Holder as a selling stockholder thereunder.

     [Other introductory and scope of examination language to be inserted]

     Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Securities
Act.

          [Other appropriate language to be included.]


                                   Very truly yours,


cc:   [Name of investor]

                                                     EXHIBIT C TO
                                              SECURITIES PURCHASE
                                                        AGREEMENT

                  MINING REPRESENTATIONS AND WARRANTIES

(a) Except as identified in SCHEDULE 3(I), there are no material actions, claims, investigations or proceedings, judicial or otherwise, pending, or to the knowledge of the Company, threatened, against or relating to the Company which relate to or could adversely affect its interest in the properties utilized or to be utilized in connection with the Company's current and future mining operations (the "Properties").

(b) The Properties are free and clear of all claims, liens, security interests, burdens, and encumbrances of any kind or nature except those expressly identified in SCHEDULE 3(I).

(c) The Company is in exclusive possession of the Properties and has not received any notice of default under any agreement relating to the Properties.

(d) With respect to unpatented mining claims in the Properties, except as provided in SCHEDULE 3(I) and subject to the paramount title of the United States, to the best of the Company's knowledge: (i) the unpatented mining claims were properly laid out and monumented; (ii) all required location and validation work was properly performed; (iii) location notices and certificates were properly recorded and filed with appropriate governmental agencies; (iv) all assessment work and annual rental or maintenance fees required to hold the unpatented mining claims has been performed or paid; (v) all affidavits of assessment work and other filings required to maintain the claims in good standing have been properly and timely recorded or filed with appropriate governmental agencies; and (vi) the Company has no knowledge of conflicting claims except where such non-compliance would not have a Material Adverse Effect.

(e) All activities by or on behalf of the Company on the Properties have been performed in compliance with all applicable laws, rules and regulations of federal, state and local governments, including all such laws, rules and regulations relating to operations and reclamation of disturbed lands and those relating to protection of the environment except where such non-compliance would not have a Material Adverse Effect. The Company has not received notice of any alleged violation of any law, rule or regulation with respect to the Properties and has no knowledge of any threatened or pending investigation with respect to the Properties by any governmental agency except where such violation would not have a Material Adverse Effect.

          ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES

(a) The following definitions shall apply for purposes of this paragraph (a) and paragraph (b) below:

          (i) "Environmental Laws" shall mean and include each and every federal, state or local statute, regulation or ordinance or any judicial or administrative decree or decision, whether now existing or hereafter enacted, promulgated or issued, with respect to any Hazardous Materials (as hereinafter defined), drinking water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water run-off, waste emissions or wells, but taking into account exceptions and exclusions applicable to the mining industry in general. Without limiting the generality of the foregoing, the term shall encompass each of the following statutes and regulations promulgated thereunder as well as any amendments and successors to such statutes and regulations, as may be enacted and promulgated from time to time: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980
          (codified in scattered sections of 26 U.S.C., 33
          U.S.C., 42 U.S.C. and 42 U.S.C. Sec. 9601 ET SEQ.); (ii)
          the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Sec. 6901 ET SEQ.); (iii) Hazardous Materials Transportation Act (49 U.S.C. Sec. 1801 ET SEQ.); (iv) the Toxic Substances Control Act (15 U.S.C. Sec. 2061 ET SEQ.);
          (v) the Clean Water Act (33 U.S.C. Sec. 1251 ET SEQ.); (vi) the Clean Air Act (42 U.S.C. Sec. 7401 ET SEQ.); (vii) the Safe Drinking Water Act (21 U.S.C. Sec. 349; 42 U.S.C. Sec. Policy Act of 1969 (42 U.S.C. Sec. 4321); (ix) the Superfund Amendment and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29
          U.S.C., 33 U.S.C. and 42 U.S.C.); and (x) Title III of the Superfund Amendment and Reauthorization Act (40
          U.S.C. Sec. 1101 ET SEQ.).

          (ii) "Hazardous Materials" shall mean each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law but taking into account exceptions and exclusions applicable to the mining industry in general. Without limiting the generality of the foregoing, the term shall mean and include:

                    (A)  "chemical substance or mixture" as
               defined in the Toxic Substances Control Act, as amended, and regulations promulgated thereunder;

                    (B)  "hazardous materials" as defined in the
               Hazardous Materials Transportation Act, as amended, and regulations promulgated thereunder;

                    (C) "hazardous substances" as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendment and Reauthorization Act of 1986, or Title III of the Superfund Amendment and Reauthorization Act, each as amended, and regulations promulgated thereunder;

                    (D)  "hazardous waste" as defined in the
               Resource Conservation and Recovery Act of 1976, as amended, and regulations promulgated thereunder;

          (iii) "Release" shall mean any reportable spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, storing, escaping, leaching, dumping, or discarding, burying, abandoning, or disposing into the environment.

          (iv) "Threat of Release" shall mean a substantial likelihood of a Release which requires action to prevent or mitigate damage to the environment which may result from such Release.

          (v) The Company represents and warrants to the Buyers as follows:

                    (i) To the Company's knowledge, no condition, activity or conduct currently exists on or in connection with the Properties which constitutes a material violation of any Environmental Law.

                    (ii) During the Company's and any predecessor
               to the Company's ownership and, to the Company's knowledge prior to its or any of its predecessor's ownership, there has been no Release or Threat of Release of any Hazardous Materials on, upon or into the Properties which have not been corrected, nor, to the Company's knowledge, has there been any such Release or Threat of Release of any Hazardous Materials on, upon or into any real property in the vicinity of the Properties which, through soil or groundwater migration, could reasonably be expected to come to be located on the Properties.

                    (iii)     To the Company's knowledge, there
               are no existing or closed underground storage tanks on the Properties.

                    (iv) To the Company's knowledge, none of the
               following are or will be located in, on, under or constitute a part of the Properties: asbestos or asbestos-containing material in any form or condition; urea formaldehyde insulation; transformers or other equipment which contain dicletric fluid containing polychlorinated biphenyls; or leaded paint.

                    (v) To the Company's knowledge, there are no existing or closed sanitary landfills (other than any existing, licensed and active sanitary landfill on the Properties), solid hazardous waste disposal sites, or hazardous waste treatment, storage or disposal facilities on or affecting the Properties.

                    (vi) No notice has been issued to the Company
               or any predecessor to the Company by any agency, authority, or unit of government that the Company or any predecessor to the Company has been identified as a potentially responsible party under any Environmental Laws with respect to the Properties.

                    (vii)     There exists no investigation,
               action, proceeding, or claim by any agency, authority, or unit of government or by any third party which could result in any material liability, penalty, sanction, or judgment under any Environmental Law with respect to any condition, use or operation of the Properties.

                    (viii)    There has been no claim by any
               party that any use, operation, or condition of the Properties has caused any nuisance.

                            SCHEDULE 3(C)
                 TO SECURITIES PURCHASE AGREEMENT

                            ALTA GOLD CO.


1.   OUTSTANDING OPTIONS.

                                 EXERCISE        SHARES OF COMMON STOCK SUBJECT TO OPTIONS
     DESCRIPTION                   PRICE     EXERCISEABLE     UNEXERCISEABLE  PENDING       TOTAL
Officers                          $0.7500       775,000           390,000          0     1,165,000 <F1>
                                  $1.3438       263,000           106,000          0       369,000
                                  $1.7188        62,500           127,500          0       190,000
Directors                         $0.7500             0                 0     35,000        35,000 <F2>
Employees                         $1.3438        52,000           126,000          0       178,000
                                  $1.7188        32,259           107,250          0       139,509
Gerald Metals, Inc.               $1.0313       150,000                 0          0       150,000
Gerald Metals, Inc.               $3.7500        75,000                 0          0        75,000
Registered Consulting Group       $2.6083             0                 0     35,700        35,700 <F3>

Total                                         1,409,759           856,750     70,700     2,337,209

<F1> Includes  options  to purchase 585,000  shares  of
     common  stock  of  Alta Gold Co.  are  subject  to
     stockholder approval at the next annual meeting.
<F2> Issuance   of   such  options   are   subject   to
     stockholder approval at the next annual meeting.
<F3> Issuance  of such options are subject to  contract
     performance.

2.   OUTSTANDING WARRANTS.

                       EXERCISE           SHARES OF COMMON STOCK SUBJECT TO WARRANTS
   DESCRIPTION           PRICE      EXERCISEABLE  UNEXERCISEABLE   PENDING        TOTAL
N.A. Dagerstrom         $4.0000         400,000         0            0           400,000
Ballard Investment      $2.0000          50,000         0            0            50,000

   Total                                450,000         0            0           450,000


3.   REGISTRATION RIGHTS.

                                                 SHARES OF COMMON STOCK SUBJECT
        DESCRIPTION                TYPE              TO OPTIONS AND WARRANTS
N.A. Dagerstrom                  Demand                        400,000
Registered Consulting Group      Piggyback                      35,700

   Total                                                       435,700

                          SCHEDULE 3(H)
                TO SECURITIES PURCHASE AGREEMENT

                          ALTA GOLD CO.


1.   PENDING LITIGATION.

     (A) UNITED STATES DISTRICT COURT, NORTHERN DISTRICT OF NEVADA AND FOURTH JUDICIAL DISTRICT COURT, ELKO, NEVADA.

          Case No.:           CV-N-96-00759-HDM and 27934, respectively
          Case Name:          Christopher Deere v. Jerry Lee Ainsworth and
                              Alta Gold Co.
          Filed:              December 16, 1996 and June 17, 1996,
                              respectively
          Case Type:          Diversity; negligence; personal injury (motor
                              vehicle)
          Status:             Active
          Relationship:       Defendant

     (b)  SECOND JUDICIAL DISTRICT COURT, WASHOE COUNTY, NEVADA

          Case No.:           CV-91-1267
          Case Name:          Alta Gold Co. v. Mase West Pac Limited New
                              York and N.M.B. Postbank Group
          Filed:              February 22, 1991
          Status:             Settled
          Relationship:       Plaintiff

2.   THREATENED LITIGATION.

     The owner of the Ladder Ranch in New Mexico has threatened litigation or other action to challenge the permitting and opening of the Company's Copper Flat mining property.

                          SCHEDULE 3(I)
                TO SECURITIES PURCHASE AGREEMENT

                          ALTA GOLD CO.


1.   THREATENED LITIGATION.

     The owner of the Ladder Ranch in New Mexico has threatened litigation or other action to challenge the permitting and opening of the Company's Copper Flat mining property.

2.   LIENS.

     (a)    Property   described  in  the   following   financing
statements on file on the date hereof is subject to security interests:



      FILING OFFICE                  SECURED PARTY            TYPE       FILE NO.
Nevada Secretary of State    NERCO Exploration Company        Original     91-10688
                             Cargill Leasing Corporation      Original     95-08576
                             Cargill Leasing Corporation      Assignment   95-08576
                               (assignee: Cargill Lease
                               Receivables L.L.C.)
                             Cargill Leasing Corporation      Original     95-12612
                             Cargill Leasing Corporation      Assignment   95-12612
                               (assignee: Cargill Lease
                               Receivables L.L.C.)
                             First National Bank of Ely       Original     96-
                             Lyon Credit Corp.                Original     96-06852
                             Gerald Metals, Inc.              Original     96-09229
                             Gerald Metals, Inc. (assignee:   Assignment   96-09229
                               BHF-Bank Aktiengesellschaft
                               New York Bank)
                             Concord Commercial and HSBC      Original     96-09309
                               Business Loans, Inc.
                             Cargill Lease Receivables        Original     97-02722
                               L.L.C.
Clark County Recorder        Gerald Metals, Inc.              Original     Bk 950508
                                                                           Inst 00863
                             Gerald Metals, Inc. (original    Amendment    Bk 950727
                               Bk 950508/Inst 00863)                       Inst 01195
                             Gerald Metals, Inc.              Original     Bk 960716
                                                                           Inst 00621
                             Gerald Metals, Inc. (assignee:   Assignment   Bk 960716
                               BHF-Bank Aktiengesellschaft                 Inst 00622
                               New York Bank) (original Bk
                               960716/Inst 00621)

                         (Continuation of above table)

                                                               FILE          COLLATERAL
      FILING OFFICE                  SECURED PARTY             DATE          DESCRIPTION

Nevada Secretary of State    NERCO Exploration Company       11/19/91       Escrow Funds
                             Cargill Leasing Corporation     06/19/95       Equipment
                             Cargill Leasing Corporation     06/19/95       N/A
                               (assignee: Cargill Lease
                               Receivables L.L.C.)
                             Cargill Leasing Corporation     09/06/95       Equipment
                             Cargill Leasing Corporation     09/06/95       N/A
                               (assignee: Cargill Lease
                               Receivables L.L.C.)
                             First National Bank of Ely      03/  /96       Mill and Equipment
                             Lyon Credit Corp.               05/03/96       Equipment
                             Gerald Metals, Inc.             06/12/96       All assets
                             Gerald Metals, Inc. (assignee:  06/12/96       N/A
                               BHF-Bank Aktiengesellschaft
                               New York Bank)
                             Concord Commercial and HSBC     06/13/96       Equipment
                               Business Loans, Inc.
                             Cargill Lease Receivables       02/18/97       Equipment
                               L.L.C.

Clark County Recorder        Gerald Metals, Inc.             05/08/95       All assets
                             Gerald Metals, Inc. (original   07/27/95       N/A
                               Bk 950508/Inst 00863)
                             Gerald Metals, Inc.             07/16/96       All assets
                             Gerald Metals, Inc. (assignee:  07/16/96       N/A
                               BHF-Bank Aktiengesellschaft
                               New York Bank) (original Bk
                               960716/Inst 00621)

                                                                               FILE        COLLATERAL
    FILING OFFICE             SECURED PARTY          TYPE      FILE NO.      DATE          DESCRIPTION

Elko County Recorder    Gerald Metals, Inc.         Original     366877       04/20/95     All assets
                                                                 Bk 889
                                                                 Pg 651
                        Gerald Metals, Inc.         Original     386760       06/12/96     All assets
                                                                 Bk 942
                                                                 Pg 164
                        Gerald Metals, Inc.         Assignment   387556       06/27/96     N/A
                          (assignee:  BHF-Bank                   Bk 944
                          Aktiengesellschaft New                 Pg 674
                          York Bank)
Washoe County Recorder   Gerald Metals, Inc.         Original    Bk 4288      04/24/95     All assets
                                                                 Pg 0649

White Pine County       Gerald Metals, Inc.         Original     Bk 235       04/21/95     All assets
Recorder                                                         Pg 583


     (b) Purchase money security interests in property acquired after the date hereof.

     (c) Liens imposed by any governmental authority for taxes, assessments or charges not yet due.

     (d) Deed of Trust, Assignment of Rents and Royalties, Security Agreement and Financing Statement in mining claims and water rights at the Company's Easy Junior mining property, together with all precious and non-precious metals and other mineral deposits, ore in place and otherwise, water and water rights, assignable governmental permits, easements, royalties and profits thereof.

     (e) Deed of Trust, Assignment of Rents and Royalties, Security Agreement and Financing Statement in the mining claims and water rights at the Company's Kinsley, Olinghouse and Griffon mining properties, together with all precious and non-precious metals and other mineral deposits, ore in place or otherwise, water and water rights, assignable governmental permits, easements, royalties, revenues, rents, issues, proceeds and profits thereof, in connection with that certain $8.5 million loan from Gerald Metals, Inc. and BHF-Bank Aktiengesellschaft New York Bank ("BHF").

     (f) Security Agreement (including financing statements) in all fixtures and tangible and intangible personal property of the Company of every kind and description, whether now owned or hereafter acquired by the Company, in connection with that $8.5 million loan from Gerald Metals, Inc. and BHF.

3.   LEASE AND ROYALTY AGREEMENTS.

                         LESSEE/ ROYALTY
      PROPERTY                HOLDER            TYPE OF AGREEMENT        DATE
Copper Flat            Cobb/Hydro             Royalty                   06/28/94
                       Gold Express           Provisional Royalty       06/14/94


                       G.S. Greer             Lease                     03/31/95
                       G.S. Greer             Lease                     03/31/95
                       G.S. Greer             Lease                     03/31/95
                       Hydro                  Lease                     06/07/94

Excalibur              D.W. Slagle            Lease/Royalty             10/27/96

Golden Eagle           Golden Eagle Mining    Lease/Royalty/Option      11/22/96
                                              to Purchase

Griffon                Griffon Resources      Royalty                   02/27/95

Olinghouse             Haggerty et al         Lease/Option to           10/07/92
                                              Purchase
                       Olinghouse             Lease/Royalty             08/05/92
                       Development Co.
                       Tarantino et al        Lease/Royalty             03/15/93
                       Murphy et al           Lease/Royalty/Option      10/12/92
                                              to Purchase
                       Jones et al            Lease/Royalty             07/14/92
                       Cowles et al           Lease/Royalty/Option      01/21/93
                                              to Purchase
                       Janess et al           Lease/Royalty/Option      04/06/93
                                              to Purchase
                       Sutich et al           Lease/Royalty             08/13/96

Osceola                Burgess and Hansen     Lease/Royalty/Option      12/03/96
                                              to Purchase
                       Osceola Marriott's     Lease/Royalty             11/25/96
                       Pilot Knob Mining      Lease/Royalty/Option      12/02/96
                                              to Purchase
                       S. Headley             Lease/Royalty             12/06/96
                       Hansen et al           Lease/Royalty/Option      12/03/91
                                              to Purchase

Havingdon Peak/        SFP Minerals           Lease/Royalty             04/07/88
Slaven Canyon          S. Comeaux             Lease/Royalty             06/19/92
                       Barredo et al          Lease/Royalty             02/02/89
                       Western States         Lease/Royalty             05/03/90
                       Minerals

                          SCHEDULE 3(K)
                TO SECURITIES PURCHASE AGREEMENT

                          ALTA GOLD CO.


                              None.

                          SCHEDULE 4(D)
                TO SECURITIES PURCHASE AGREEMENT


                          ALTA GOLD CO.

     The Company intends to use the net proceeds from the sale of the Debentures to finance a portion of the Company's anticipated 1997 expenditures. The Company's anticipated expenditures for
1997 include amounts for (i) permitting and property holding costs, mine planning, site development, equipment and project working capital at its Olinghouse and Griffon mining properties;
(ii) completing a feasibility study for its Olinghouse mining property; (iii) permitting and property holding costs at its Copper Flat mining property; and (iv) additional drilling at its Olinghouse, Griffon, Kinsley, Excalibur and Osceola mining properties. Additional funds, which the Company anticipates to be provided from debt financing, will be required for these projects. Actual expenditures at any of the Company's properties will be based upon the timing of the issuance of government permits, the availability of alternative methods of financing, the Company's progress in developing its properties and other factors. The use of net proceeds from the sale of the Debentures also is subject to change based upon market conditions and unanticipated costs of exploration and development of the Company's properties.